UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

May 18, 2017
Date of Report (Date of earliest event reported)

DELTA NATURAL GAS COMPANY, INC.
(Exact name of registrant as specified in its charter)

Kentucky	0-8788	61-0458329
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3617 Lexington Road, Winchester, Kentucky		40391
(Address of principal executive offices)		(Zip Code)

859-744-6171
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On May 18, 2017, Delta's Board of Directors voted to terminate and dissolve Delta's Dividend Reinvestment and Stock Purchase Plan effective June 30, 2017. Computershare Trust Company is the administrator of the Dividend Reinvestment and Stock Purchase Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA NATURAL GAS COMPANY, INC.

Date: May 23, 2017	By:	/s/John B. Brown
John B. Brown
Chief Operating Officer, Treasurer and Secretary